UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2010, we, through Grubb & Ellis Healthcare REIT II Holdings, LP, or our Operating Partnership, and G&E HC REIT II Lacombe MOB, LLC, our wholly owned subsidiary, and G&E HC REIT II Parkway Medical Center, LLC, our wholly owned subsidiary, or collectively the Borrowing Base Properties, entered into a loan agreement with Bank of America, N.A., to obtain a secured revolving credit facility in an aggregate maximum principal amount of $25,000,000, or the Line of Credit. The Line of Credit is evidenced by a promissory note in the principal amount of $25,000,000, a credit agreement, a guaranty agreement, an ownership interests pledge and security agreement, an environmental indemnity agreement, and two separate collateral assignments of management contracts, or the Loan Agreement. The proceeds of loans made under the Loan Agreement may be used to finance the purchase of properties, for working capital or may be used for any other lawful purpose. The initial term of the Loan Agreement is 24 months from the closing date, maturing on July 19, 2012, which may be extended by one 12 month period subject to satisfaction of certain conditions, including payment of an extension fee. On July 19, 2010, we secured the Line of Credit by executing two separate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, or the Deed of Trusts, on our Lacombe Medical Office Building and Parkway Medical Center properties, located in Lacombe, Louisiana and Beachwood, Ohio, respectively, for the benefit of the lender.

During the initial and the extended term of the Loan Agreement, any loan made under the Loan Agreement shall bear interest at per annum rates equal to either: (a) the daily floating London Interbank Offered Rate, or LIBOR, plus 3.75%, subject to a minimum "all in" interest rate floor of 5.00%; or if the daily floating LIBOR rate is not available (b) a base rate which means, for any day, a fluctuating rate per annum equal to the highest of : (i) the prime rate for such day plus 3.75% or (ii) the one-month LIBOR rate for such day, if available, plus 3.75%, subject to a minimum "all in" interest rate floor of 5.00%. In addition to interest, our Operating Partnership is required to pay a fee on the unused portion of the lenders’ commitments under the Loan Agreement at a per annum rate equal to 0.40%, payable quarterly in arrears. In the event of a default, we shall be required to pay a default interest rate equal to the daily floating LIBOR rate plus 3.75% plus 4.00% per annum. Additionally, in the event of default the lender has the right to terminate its obligations under the Loan Agreement including the funding of future loans and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon and may seek foreclosure on the Borrowing Base Properties or any other properties that are added to the collateral pool.

The actual amount of credit available under the Line of Credit is a function of certain loan to cost, loan to value and debt service coverage ratios contained in the Loan Agreement. The initial credit available for us to borrow under the Loan Agreement will be a maximum principal amount of $8,950,000 and will increase if we add additional properties to the collateral pool to secure the Line of Credit. Additional financial institutions may become lenders under the Loan Agreement. The obligations of our Operating Partnership and the Borrowing Base Properties with respect to the Loan Agreement are guaranteed by us whereby we have guaranteed the performance of such obligations, including but not limited to, the payment of any outstanding indebtedness under the Loan Agreement and all terms, conditions and covenants of the Loan Agreement, as further discussed below. In addition, our Operating Partnership has pledged a security interest in the Borrowing Base Properties that serve as collateral for the Line of Credit pursuant to the terms of the Loan Agreement and through the Deeds of Trusts. Furthermore, our Operating Partnership has assigned its rights under respective property management agreements of the Borrowing Base Properties as additional collateral to secure the Line of Credit.

The Loan Agreement contains various affirmative and negative covenants that are customary for credit facilities and transactions of this type, including limitations on the incurrence of debt by our Operating Partnership and its subsidiaries that own properties that serve as collateral for the Line of Credit, limitations on the nature of our Operating Partnership’s business, and limitations on distributions by our Operating Partnership and its subsidiaries that own properties that serve as collateral for the Line of Credit. The Loan Agreement also imposes the following financial covenants, which are specifically defined in the Loan Agreement, on us, our Operating Partnership and the Borrowing Base Properties, as applicable: (a) minimum liquidity thresholds; (b) a minimum ratio of operating cash flow to fixed charges; (c) a maximum ratio of liabilities to asset value; (d) a maximum distribution covenant; (e) cross default to any unsecured or recourse debt that we have which is over $5,000,000; and (f) a minimum tangible net worth covenant of $20,000,000 plus 75.0% of the aggregate amount of all the net offering proceeds we receive from June 30, 2010 to the maturity date and through the extended option period. In addition, the Loan Agreement includes events of default that are customary for facilities and transactions of this type.

The material terms of the promissory note, credit agreement, guaranty agreement, ownership interests pledge and security agreement, environmental indemnity agreement, the respective collateral assignments of management contracts and the Deed of Trusts, are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.9, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 26, 2010, we intend to issue a press release announcing our execution of the Line of Credit with Bank of America, N.A. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC and Bank of America, N.A., dated July 19, 2010

10.2 Credit Agreement between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC and Bank of America, N.A., dated July 19, 2010

10.3 Guaranty Agreement between Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated July 19, 2010

10.4 Ownership Interests Pledge and Security Agreement by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of Bank of America, N.A.

10.5 Environmental Indemnity Agreement between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated July 19, 2010

10.6 Collateral Assignment of Management Contract between G&E HC REIT II Lacombe MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Property One, Inc. and Bank of America, N.A., dated July 19, 2010

10.7 Collateral Assignment of Management Contract between G&E HC REIT II Parkway Medical Center, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., The King Group Realty, Inc. and Bank of America, N.A., dated July 19, 2010

10.8 Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Parkway Medical Center, LLC in favor of Bank of America, N.A. dated July 19, 2010

10.9 Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Lacombe MOB, LLC in favor of Bank of America, N.A. dated July 19, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated July 26, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

July 23, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC and Bank of America, N.A., dated July 19, 2010
10.2	Credit Agreement between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC and Bank of America, N.A., dated July 19, 2010
10.3	Guaranty Agreement between Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated July 19, 2010
10.4	Ownership Interests Pledge and Security Agreement by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of Bank of America, N.A.
10.5	Environmental Indemnity Agreement between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated July 19, 2010
10.6	Collateral Assignment of Management Contract between G&E HC REIT II Lacombe MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Property One, Inc. and Bank of America, N.A., dated July 19, 2010
10.7	Collateral Assignment of Management Contract between G&E HC REIT II Parkway Medical Center, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., The King Group Realty, Inc. and Bank of America, N.A., dated July 19, 2010
10.8	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Parkway Medical Center, LLC in favor of Bank of America, N.A. dated July 19, 2010
10.9	Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Lacombe MOB, LLC in favor of Bank of America, N.A. dated July 19, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated July 26, 2010